EXHIBIT 10.1



                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

      Amendment No. 1 (this "Amendment"), dated as of September 28, 2000, to the Credit Agreement, dated as of June 30, 1999, among The BISYS Group, Inc., the Lenders party thereto, The Chase Manhattan Bank, Bank One, NA (formerly The First National Bank of Chicago), First Union National Bank and Fleet National Bank (formerly Fleet Bank, National Association), as co-agents thereunder, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified, the "Credit Agreement").

                                    RECITALS

      A. Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

      B. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent is willing so to agree.

      Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

      1. The definition of the term "Commitment" set forth in the Credit Agreement is amended by deleting the amount "$200,000,000" and inserting the amount "$300,000,000" in its place and stead.

      2. Schedule 2.1 to the Credit Agreement is amended and restated in its entirety in the form of Attachment 1 hereto.

      3. Section 7.4(l) of the Credit Agreement is amended by deleting the reference "subsection (g)" and inserting the reference "subsection (k)" in its place and stead.

      4. If any Revolving Loan shall be outstanding immediately after giving effect to paragraphs 1 and 2 hereof, then simultaneously with the effectiveness of such paragraphs, the Lenders shall be deemed to have entered into a master assignment and acceptance, substantially in the form of Exhibit A to the Credit Agreement, pursuant to which they shall have sold and assigned to each other, and purchased and assumed from each other, in each case without recourse, such interests in their respective rights and obligations under the Credit Agreement (including such interests in their respective participations in respect of the Letters of Credit (including their respective LC Exposures) and the Swingline Loans (including their respective Swingline Exposures), but excluding accrued interest and fees to and excluding the Amendment Effective Date (as defined below)) as shall be necessary to reflect proportionately the Commitments as adjusted in accordance with paragraphs 1 and 2 hereof, and in connection with such master assignment and acceptance, (a) each Lender shall, on the Amendment Effective Date (as defined below), pay and/or receive from each other Lender (in each case through the Administrative Agent, for the account of the applicable Lender) such amounts as shall be necessary to appropriately reflect the assignments contemplated by such master assignment and acceptance and (b) each Lender may, as appropriate, treat the assignment of any Eurodollar Borrowing as a prepayment thereof for purposes of Section 3.6. Notwithstanding anything to the contrary herein or in any Loan Document, no fee shall be payable to the Administrative Agent in connection with such master assignment and acceptance pursuant to Section 10.4(b)(iii) of the Credit Agreement.

      5. Paragraphs 1 through 4 hereof shall not be effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have been satisfied being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

            (a) the Administrative Agent (or its counsel) shall have received from each of the Loan Parties and the Lenders either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment;


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


            (b) the Administrative Agent shall have received a favorable written opinion (addressed to the Credit Parties and dated the Amendment Effective
      Date) from Kevin J. Dell, Esq., Executive Vice President, Secretary and General Counsel of the Borrower, on behalf of the Borrower, substantially in the form of Attachment 2 hereto;

            (c) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the Secretary or Assistant Secretary of the Borrower (together with a signature guaranty reasonably satisfactory to the Administrative Agent with respect to such officer), (i) attaching true and correct copies of all resolutions, consents and other documents evidencing all necessary corporate action (in form and substance reasonably satisfactory to the Administrative Agent) taken by the Borrower to authorize this Amendment and the transactions contemplated hereby, (ii) certifying that, since July 1, 1999, neither the Borrower's Certificate of Incorporation nor the Borrower's By-Laws have been amended, supplemented or otherwise modified, (iii) setting forth the incumbency of the officers of the Borrower who may sign this Amendment and each agreement or other document executed or delivered in connection herewith, including therein a signature specimen of each such officer, and
      (iv) a certificate of good standing of the Secretary of State of the State of Delaware with respect to the Borrower;

            (d) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents; and

            (e) the Administrative Agent shall have received such other documentation and assurances as it shall reasonably request in connection with this Amendment and the transactions contemplated hereby.

      6. The Borrower hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and the respective obligations of the Loan Parties thereunder, and agrees and admits that no Loan Party has any defense to or offset against any such obligation, and (ii) represents and warrants that no Default has occurred and is continuing and that all of the respective representations and warranties of the Loan Parties contained in the Loan Documents are true and correct.

      7. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      8. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the laws of the State of New York.

      9. The Credit Agreement shall in all other respects remain in full force and effect.


                           [SIGNATURE PAGES TO FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


THE BISYS GROUP, INC.


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

THE BANK OF NEW YORK, individually and as
Administrative Agent



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



CONSENTED AND AGREED TO BY:
THE CHASE MANHATTAN BANK


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



CONSENTED AND AGREED TO BY:
BANK ONE, NA (FORMERLY THE FIRST
NATIONAL BANK OF CHICAGO)


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



CONSENTED AND AGREED TO BY:
FIRST UNION NATIONAL BANK


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



CONSENTED AND AGREED TO BY:
FLEET NATIONAL BANK (FORMERLY FLEET BANK,
NATIONAL ASSOCIATION)


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



CONSENTED AND AGREED TO BY:
PNC BANK, NATIONAL ASSOCIATION


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



CONSENTED AND AGREED TO BY:
SUNTRUST BANK


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



CONSENTED AND AGREED TO BY:
WACHOVIA BANK, N.A.


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



CONSENTED AND AGREED TO BY:
THE BANK OF NOVA SCOTIA


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



CONSENTED AND AGREED TO BY:
BISYS FUND SERVICES OHIO, INC.
BISYS FUND SERVICES, INC.
BISYS INSURANCE SERVICES, INC.
BISYS, INC.
BISYS DOCUMENT SOLUTIONS, INC.
BISYS EDUCATION SERVICES, INC.
POTOMAC INSURANCE MARKETING GROUP, INC.
PICTORIAL, INC.

AS TO EACH OF THE FOREGOING:


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



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


BISYS FUND SERVICES LIMITED PARTNERSHIP
By:  BISYS FUND SERVICES, INC.,
      General Partner


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



BISYS PLAN SERVICES LP
By: BPS (GP) INC., General Partner


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



CONSENTED AND AGREED TO BY:
BISYS INFORMATION SOLUTIONS L.P.
By: BISYS, INC., General Partner


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



BISYS DOCUMENT SOLUTIONS, L.P.
By: BISYS DOCUMENT SOLUTIONS, INC.,
     General Partner


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



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